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                                 EXHIBIT 10.27

                         LETTER AGREEMENT BY AND AMONG
            THE REGISTRANT, CORESTATES BANK, N.A. AND MICHAEL RUBIN
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                          [LETTERHEAD OF CORESTATES]


                                                           [LOGO OF CORESTATES]

February 7, 1997

RYKA, Inc.
555 South Henderson Road
King of Prussia, PA 19406
Attention: Steve Wolf

RE: REVOLVING CREDIT AGREEMENT DATED AUGUST 15, 1996 BY AND AMONG CORESTATES BANK, N.A. (THE BANK") AND RYKA INC. (THE "BORROWER")(AS AMENDED FROM TIME TO TIME, THE "CREDIT AGREEMENT").

Dear Steve:

          Pursuant to our recent discussions, I am writing to confirm that the Borrower and the Bank have agreed to modify the Credit Agreement in accordance with the terms set forth in this letter (the "Letter Agreement") and in anticipation of a complete refinancing of the Borrower's obligations under the Credit Agreement to occur on or before March 31, 1997 in accordance with the terms of the refinancing commitment letter obtained by the Borrower as of the date hereof (the "Commitment Letter"). All capitalized terms used in this Letter Agreement without definition shall have the meanings given to such terms in the Credit Agreement.

                              Terms of Amendment
                              ------------------

     1. The definition of "Accounts" as set forth on page 1 of the Credit Agreement is hereby deleted in its entirety and a new definition of "Accounts" is hereby added in its place as follows:

          "Accounts" means any right to payment for goods sold or leased or for services rendered which is not evidenced by an instrument or chattel paper, whether or not it has been earned by performance.

     2. The definition of "Account Debtor" as set forth on page 1 of the Credit Agreement is hereby deleted in its entirety and a new definition of "Account Debtor" is hereby added in its place as follows:

          "Account Debtor" means any Person who is obligated on any one or more Accounts.


     3. The definition of "Eligible Inventory" as set forth on page 2 of the Credit Agreement is hereby deleted in its entirety and a new definition of "Eligible Inventory" is hereby added in its place as follows:
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RYKA INC.
February 7, 1997
Page 2

          "Eligible Inventory" means Inventory owned by the Borrower: (i) which is located in the United States or, if not located in the United States, the purchase price for which is either secured by an outstanding import letter of credit issued by the Bank pursuant to this Agreement or paid as evidenced by the Borrower's initiation of the transfer of immediately available funds and the corresponding release of documents of title to the Borrower; (ii) which is readily saleable in a bonafide arm's length transaction; (iii) which is titled in the Borrower's name and not subject to any prior assignment or lien, except the security interest of the Bank; (iv) which is not more than nine (9) months or more from the purchase date; (v) which, if in a warehouse, is located in a warehouse reported to the Bank as one utilized by the Borrower as required by this Agreement and the Security Agreement, and for which the Bank has received a landlord's waiver and/or warehouseman's waiver satisfactory in form and substance to the Bank (an "Approved Warehouse"); (vi) which is not "in transit" except to the extent title to such in-transit inventory has passed to the Borrower under documentation reasonably acceptable to the Bank and either (a) such inventory is being shipped to an Approved Warehouse by common carrier commissioned by the Borrower, or (b) such inventory is received at an Approved Warehouse pending recording in the Borrower's perpetual inventory system (as the case may be, "Approved In-Transit Inventory"), and provided that the aggregate of all such Approved In-Transit Inventory included as Eligible Inventory does not exceed a book value of $1,000,000; and (vii) which meets such other specifications and requirements that may from time to time be established by the Bank.

     4. The definition of "Qualified Account" as set forth on page 4 of the Credit Agreement is hereby deleted in its entirety and a new definition of "Qualified Account" is hereby added as follows:

          "Qualified Account" means any Account of the Borrower which meets the following criteria: (i) it is lawfully owned by the Borrower arising from a bona fide outright sale of goods by the Borrower, or for services performed by the Borrower, under an enforceable contract subject to no lien, security interest or prior assignment, and the Borrower has the right of assignment thereof and the power to grant a security interest therein; (ii) it is a valid and enforceable Account, representing the undisputed indebtedness of an Account Debtor to the Borrower and, if owing from a customer whose balances owing are historically subject to credits, chargebacks, allowances, or other adjustments, it has been reduced by a reserve for such historic credits, allowances, or other adjustments in an
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RYKA INC.
February 7, 1997
Page 3

          amount reasonably satisfactory to the Bank; (iii) it is not subject to any defense, set-off, counter-claim, credit, chargeback, allowance or adjustment; (iv) no substantial part of any goods, the sale of which has given rise to the Account, has been returned, rejected, lost or damaged; (v) if it arises from the sale of goods by the Borrower, such sale was an absolute sale and not on consignment or on approval or on a sale or return basis nor subject to any other repurchase or return agreement, and such goods have been shipped to the Account Debtor;
          (vi) if it arises from the performance of services, such services have actually been performed; (vii) it arose in the ordinary course of the Borrower's business; (viii) no notice of the Bankruptcy, receivership, reorganization, insolvency, or financial embarrassment of the Account Debtor has been received; (ix) the Account Debtor is not a subsidiary or affiliate of the Borrower, does not control the Borrower, and is not under the control of or under common control with the Borrower;
          (x) it shall be aged less than 90 days from the date of invoice; and
          (xi) it shall not be (a) a foreign receivable, unless supported by credit insurance or a letter of credit or a bank guaranty acceptable to the Bank, in which case it shall be a Qualified Account only up to the amount covered by such insurance, letter of credit or bank guaranty, (b) a "contra account" (defined as an Account off set by any claim owing to the Account Debtor), provided, however, that the ineligible amount for any contra account shall not exceed the amount of the applicable claim or claims, (c) an Account owed by an Account Debtor fifty percent (50%) or more of whose Accounts are not Qualified Accounts, or (d) related to a "drop shipment" of inventory except to the extent title has passed from the Borrower to its customer as evidenced by documentation reasonably satisfactory to the Bank; and
          (xii) the Account meets such other specifications and requirements which may from time to time be established by the Bank.

     5. The definition of "Termination Date" as set forth on page 5 of the Credit Agreement is hereby deleted in its entirety and a new definition of "Termination Date" is hereby added as follows:

          "Termination Date" means March 31, 1997.

     6. The following new definitions are hereby added to section 1.01 of the Credit Agreement in appropriate alphabetical order as follows:


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RYKA INC.
February 7, 1997
Page 4

          "Inventory" means tangible personal property held for sale or lease or to be furnished under contracts of service, and raw materials, work in process and materials used, produced or consumed the ordinary course of business, and shall include tangible personal property returned by a purchaser following a sale thereof and tangible personal property represented by documents of title. All equipment, accessories and parts at any time attached or added to items of Inventory or used in connection therewith shall be deemed to be part of the Inventory.

     7. Line 10 of section 2.09 of the Credit Agreement is hereby amended by deleting therefrom the number "$5,000,000" and adding in its place the number "$3,000,000."

     8.   The following new provisions are hereby added to the end of section
5.08 of the Credit Agreement:

               (17) within 15 days of the end of each calendar month: (i) a written report of foreign Accounts reconciling each such Account to applicable credit insurance coverage; and (ii) a written report of pending credits not processed by the Borrower; and

               (18) as and when received from its auditors, copies of all management and other reports provided to the Borrower by such auditors.

     9. The following sentence is hereby added to the end of the section 5.07 of the Credit Agreement:

          In addition to the foregoing, the Bank shall have the right at any time and from time at the Borrower's expense to conduct extended scope audits of the Accounts of the Borrower and any Subsidiary for the purpose of determining compliance with the Borrower Base.

     10.  A new section 5.12 is hereby added to the Credit Agreement as follows:

               5.12  Minimum Balance in Operating Account.  From and at all
                     ------------------------------------
          times after February 7, 1997, the Borrower shall maintain a minimum balance in its operating account with the Bank of not less than two thousand dollars ($2,000).

     11. The Borrower agrees that until such time as the Loans are repaid in full from the proceeds of refinancing of the Loans, the Borrower will use its best efforts to meet or otherwise comply with any and all conditions imposed under the Commitment Letter. Upon and at any time following the Initial Inventory Stepdown Date (as that term is defined in that certain
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RYKA INC.
February 7, 1997
Page 5

Forbearance and Amendment Agreement dated the date hereof by and among the Bank, KPR Sports International, Inc., and various guarantors), the Borrower will provide the Bank upon request with a borrowing base certificate prepared according to the criteria set forth in the Commitment Letter in order to assist the Bank in monitoring the Borrower's ability to meet any opening day availability requirements set forth in the Commitment Letter. In the event that any such borrowing base certificate does not demonstrate the appropriate opening day availability required under the Commitment Letter, the Borrower will, at the Bank's request, establish a borrowing reserve under the Revolving Credit Facility up to a maximum of the amount that may be required for opening day availability under the Commitment Letter.

     12. The effectiveness of this Letter Agreement and the Bank's obligations hereunder are conditioned upon the delivery by the Borrower of the following:

          (a)  This Letter Agreement duly executed by the Borrower and Michael
               G. Rubin;

          (b)  Allonge to RYKA Note duly executed by the Borrower;

          (c) A Certification of Corporate Authority executed by the Secretary of the Borrower, dated as of the date of this Letter Agreement, certifying the incumbency and signature of the officers of the Borrower executing this Letter Agreement and all other documents to be delivered by them pursuant hereto, together with evidence of the incumbency of such Secretary;

          (d) A Security Agreement Questionnaire to be completed by the Borrower and in final form as attached hereto as Schedule 11(d);

          (e) such Uniform Commercial Code Financing Statements and other security documents as shall be presented by the Bank on or before the closing date; and

          (f) such other documents as may be required by the Bank to carry out the provisions of this Letter Agreement.

          13. The Borrower and the Guarantors, on behalf of themselves, and all persons and entities claiming by, through, or under either of them, hereby release, waive and forever discharge the Bank, and all of the Bank's officers, directors, attorneys, agents, affiliates, and successors and assigns, of, from, and with respect to any and all manner of action and actions, cause and causes of actions, suits disputes, claims, counterclaims and/or liabilities,
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RYKA INC.
February 7, 1997
Page 6

cross claims, defenses, and any claims for avoidance or other remedies available to a debtor, its estate or any trustee or representatives thereof, whether now known or unknown, suspected or unsuspected, past or present, asserted or unasserted, contingent or liquidated, whether or not well founded in fact or law, whether in contract, in tort or otherwise, at law or in equity, which the Borrower and/or the Guarantor had or now have, claim to have had, now claim to have or hereafter can, shall or may claim to have against the Bank, for or by reason of any cause, matter, or thing whatsoever arising from the beginning of the world through the date hereof, including any claims based upon, relating to or arising out of any and all transactions, relationships or dealings with or loans made to the Borrower prior to the date hereof.

          14. Any notice given pursuant to this Letter Agreement or pursuant to any document comprising or relating to this Letter Agreement or any of the other Loan Documents shall be in writing, including telecopies. Notice given by telecopy or other electronic mail shall be deemed to have been given and received when sent. Notice given by overnight mail courier shall bee deemed to have been given and received one (1) day after the date delivered to such overnight courier by the party sending such Notice. Notice by mail shall be deemed to have been given and received three (3) days after the date deposited, when sent by first class certified mail, postage prepaid, and addressed as follows:

          To the Borrower:

               RYKA Inc.
               555 South Henderson Road
               King of Prussia, PA 19406
               Attention: Steve Wolf
               Telecopy: (610) 768-0753

          With a copy to:

               David S. Mandel, Esquire
               Astor, Weiss, Kaplan, and Rosenblum
               The Bellevue, 6th Floor
               Broad Street at Walnut
               Philadelphia, PA 19102
               Telecopy: (215) 790-0509
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RYKA INC.
February 7, 1997
Page 7

          To the Guarantor:

               c/o RYKA Inc.
               555 South Henderson Road
               King of Prussia, PA 19406
               Telecopy:(610) 768-0753

          To the Bank:

               CoreStates Bank, N.A.
               Meetinghouse Business Center
               2240 Butler Pike
               Plymouth Meeting, PA 19462
               Attention: John P. Brady, Vice President
               Telecopier No.: (610)834-2069

          With a copy to:

               Duane, Morris & Heckscher
               One Liberty Place, 41st Floor
               Philadelphia, PA 19103
               Attention: Peter S. Clark, Esquire
               Telecopier Number: 215-979-1020

     15. On or before the date hereof, the Borrower shall pay to the Bank the amount of the Bank's costs incurred in connection with this Letter Agreement and the other Loan Documents.

     16. Except as expressly modified herein, the Credit Agreement remains in full force and effect and the Borrower and the Guarantor hereby affirm and reaffirm to the Bank their respective representations, warranties and covenants as set forth in the Credit Agreement and the other Loan Documents.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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RYKA INC.
February 7, 1997
Page 8

          Please indicate the consent and agreement of the parties to the Loan Documents to this Letter Agreement by having this Letter Agreement signed below by an authorized officer of the Borrower and by Michael Rubin, as guarantor of the Loan.

                                        Sincerely,

                                        CoreStates Bank, N.A.

                                        By: /s/ John P. Brady
                                           -------------------------
                                           John P. Brady
                                           Vice President


ACCEPTED AND AGREED TO
AS OF THIS 7 DAY OF
FEBRUARY 1997:


RYKA INC.


By: /s/ Michael G. Rubin
   -----------------------
   _______________________
   _______________________


ACKNOWLEDGED AND AGREED TO
AS OF THIS __ DAY OF FEBRUARY 1997:


/s/ Michael G. Rubin
---------------------------------
Michael G. Rubin, as Guarantor